UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 7, 2005
(Date of earliest event reported)

ALASKA AIR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054

(Commission File Number)	(IRS Employer Identification No.)

19300 Pacific Highway South, Seattle, Washington	98188

(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On January 3, 2005, the Compensation Committee of Alaska Air Group, Inc. (the “Company”) approved the performance criteria pursuant to which cash awards may be paid to executive officers and other employees participating in the Company’s Performance Based Pay (PBP) Plan for fiscal 2005. The Company filed the PBP Plan document as Exhibit 10.19 to its Form 10-Q for the quarter ended September 30, 2004. Officers, all management employees and dispatchers are eligible to receive cash payments if the Company achieves certain operational and financial performance criteria over the full year. The four measures for 2005 are pre-tax profit (70%), cost per available seat mile excluding fuel (10%), safety as measured by on-the-job injury rates (10%), and employee engagement as measured by employee survey results (10%).

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Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          ALASKA AIR GROUP, INC.

Registrant

Date: January 7, 2005

/s/ Brandon S. Pedersen

Brandon S. Pedersen
Staff Vice President/Finance and Controller

/s/ Bradley D. Tilden

Bradley D. Tilden
Executive Vice President/Finance and Chief Financial Officer

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